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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2001

                              Motor Club of America
             (Exact name of registrant as specified in its charter)


New Jersey                          0-671                 22-0747730
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation or organization)   File Number)          Identification No.)


                                95 Route 17 South
                            Paramus, New Jersey 07653
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 291-2000

          (Former name or former address, if changed since last report)



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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following Exhibit is filed as part of this report:

                  99.1-    Motor Club of America Press Release (April 30, 2001).



ITEM 9 - REGULATION FD DISCLOSURE

     On April 30, 2001, the Company issued the press release attached hereto as
Exhibit 99.1

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:  April 30, 2001


                                            MOTOR CLUB OF AMERICA

                                            By: /s/ Patrick J. Haveron
                                                ----------------------
                                            Patrick J. Haveron,
                                            Executive Vice President ,
                                            Chief Executive Officer,
                                            Chief Financial Officer, and
                                            Chief Accounting Officer